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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 10, 2002
                               (October 7, 2002)




                           NATIONAL STEEL CORPORATION

             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)



            1-983                                        25-0687210
   (Commission File Number)                   (IRS Employer Identification No.)



4100 Edison Lakes Parkway, Mishawaka, IN                         46545-3440
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:              574-273-7000

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ITEM 5. FINANCIAL STATEMENTS AND EXHIBITS

National Steel Corporation issued a press release on October 7, 2002 updating its Chapter 11 process and announcing August 2002 results. A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1 Press release dated October 7, 2002.





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          NATIONAL STEEL CORPORATION

Date: October 10, 2002    By: /s/ Kirk A. Sobecki
                              -------------------------------------------------
                              Kirk A. Sobecki
                              Senior Vice President and Chief Financial Officer